SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                          -----------------------------

                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          -----------------------------




Date of Report (date of earliest event reported):   December 24, 1996


                                 SYNETIC, INC.
                         -----------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                        0-17822                 22-2975182
----------------------------     ------------------------      ----------------
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

669 River Drive, River Drive Center II,
        Elmwood Park, New Jersey                                     07407
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:    (201) 703-3400


                         Exhibit Index Appears on Page 5


                                Page 1 of 8 Pages


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Item 2.  Acquisition or Disposition of Assets.

                  On December 24, 1996, Synetic, Inc., a Delaware corporation (the "Company"), acquired Avicenna Systems Corp., a Massachusetts corporation ("Avicenna"), for a purchase price of approximately $30,500,000 (subject to post-closing adjustments), through the merger (the "Merger") of Synternet Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("Synternet"), with and into Avicenna. As a result of the Merger, Avicenna has become a wholly owned subsidiary of the Company.

                  The Merger was effected pursuant to the Agreement and Plan of Merger, dated as of December 23, 1996, among the Company, Avicenna, Synternet and the individual and entities listed on the signature page thereto (the "Merger Agreement"). The Merger Agreement is incorporated herein by reference to
Exhibit 10.2 of the Registration Statement on Form S-3 (No. 333-18771) filed by the Company with the Securities and Exchange Commission (the "SEC") on December 24, 1996, as amended through the date hereof. A copy of the Company's press release announcing the completion of the Merger is filed as an exhibit hereto and incorporated by reference herein.

                  The Company anticipates that a substantial portion of the purchase price for Avicenna will be attributed to purchased research and development costs. Under generally accepted accounting principles, the Company will charge to expense the portion of the purchase price attributable to purchased research and development costs. The amount of this charge cannot be determined until the Company's independent valuation consultants perform an appraisal of Avicenna, which the Company anticipates will be completed prior to February 15, 1997. The Company expects, however, based on recent acquisitions of software development companies by others, that this nonrecurring charge will range between $18,000,000 and $29,000,000. As a result of this nonrecurring charge, which the Company anticipates will be recognized during the quarter ending December 31, 1996, the Company will have a consolidated net loss of up to $26,800,000 for such quarter. In addition, the Company will have a consolidated net loss for the fiscal year ending June 30, 1997 as a result of this nonrecurring charge.

                  The Company is in the initial development phase of offering services to provide inter-enterprise connectivity to payors and providers in the healthcare industry. Avicenna, the Company's first acquisition in this new business area, has operated at a loss since its inception two years ago, a substantial portion of which was attributable to research and development expenses, and as of November 30, 1996 had an unaudited accumulated deficit of approximately $3,100,000. The current rate of these

                                Page 2 of 8 Pages
expenses approximates $1,500,000 per fiscal quarter. The Company expects to continue to incur significant research and development expenses and to incur additional operating losses in connection with this new area of business until Avicenna successfully develops and markets its products and services. There can be no assurance that such products and services will be successfully developed or marketed. Research and development expenses relating to Avicenna may be materially greater in the future than current amounts until Avicenna successfully develops and markets its products and services. The Company anticipates, however, that such research and development expenses will not exceed $2,250,000 per fiscal quarter for the third and fourth quarters of the current fiscal year ending June 30, 1997 and will not result in net losses for the Company on a consolidated basis for the fiscal quarter ending December 31, 1996 or for the current fiscal year (excluding the anticipated charge for purchased research and development costs relating to the acquisition of Avicenna), or for either of the fiscal quarters ending March 31, 1997 or June 30, 1997. Further, the Company expects to acquire additional businesses to supplement its own internal efforts and those of Avicenna. There is no specific time frame for the first commercial introduction of these new services, and the Company anticipates that it will incur significant development expenses until these services are successfully developed and marketed. No assurances can be given that the Company's effort in establishing such services will be successful or that it will succeed in consummating such acquisitions or that such acquisitions will ultimately provide the Company with the ability to offer these services.














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(c)   Exhibits.

      Exhibit
      Number                             Description
      ------                             -----------

         2         Agreement and Plan of Merger, dated as of December 23,
                   1996, among the Company, Avicenna, Synternet and the individual and entities listed on the signature page thereto (incorporated herein by reference to Exhibit 10.2 of the Registration Statement on Form S-3 (No. 333-18771)) filed by the Company with the SEC on December 24, 1996, as amended through the date hereof.

         99.1      Press release of the Company, dated December 24, 1996




















































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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SYNETIC, INC.
                                        (Registrant)



Date: December [31], 1996               By       /s/ Victor L. Marrero
                                           --------------------------------
                                            Name:  Victor L. Marrero
                                            Title:  Vice President - Finance





















































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EXHIBIT INDEX

Exhibit No.                      Description                              Page
-----------                      -----------                              ----

     2        Agreement and Plan of Merger, dated December 23,             *
              1996, among the Company, Avicenna, Synternet and the individual and entities listed on the signature page thereto (incorporated herein by reference to Exhibit 10.2 of the Prospectus included in the Registration Statement on Form S-3 (No. 333-
              18771)) filed by the Company with the SEC on December 24, 1996, as amended through the date hereof.

   99.1       Press release of the Company, Inc., dated December
              24, 1996                                                      6





















---------------------
*    incorporated by reference as indicated.



























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